UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 28, 2007
(Date of earliest event reported)


               Wells Fargo Mortgage Backed Securities 2007-3 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                      333-137620-07           Applied For
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     (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                       issuing entity)
     issuing entity)


      7430 New Technology Way, Frederick, Maryland                   21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code  (301) 846-8881
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
            --------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated March 28, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-3 Trust Mortgage Pass-Through Certificates, Series 2007-3 (the "Certificates"), issued on March 28, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class III-A-1, Class III-A-PO, Class A-E and Class A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $1,309,568,173.00, (ii) the Class Cr-B-1, Class Cr-B-2 and Class Cr-B-3 Certificates (the "Public Class Cr-B Certificates"), having an aggregate initial principal balance of $33,071,000.00, (iii) the Class III-B-1, Class III-,-2 and Class III-B-3 Certificates (the "Public Class III-B Certificates"), having an aggregate initial principal balance of $5,546,000.00,
(iv) the Class Cr-B-4, Class Cr-B-5 and Class Cr-B-6 Certificates (the "Private Class Cr-B Certificates") and (v) the Class III-B-4, Class III-B-5 and Class III-B-6 Certificates (the "Private Class III-B Certificates"), having an aggregate initial principal balance of $6,268,818.29.

            The Class A Certificates were sold to Lehman Brothers Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated February 7, 2007 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc. A copy of the Class A Underwriting Agreement is attached as Exhibit 1.1.

            The Public Class Cr-B Certificates were sold to Banc of America Securities LLC pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated March 9, 2007 (together, the "Class Cr-B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Banc of America Securities LLC. A copy of the Class Cr-B Underwriting Agreement is attached as
Exhibit 1.2.

            The Public Class III-B Certificates were sold to UBS Securities LLC pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated March 9, 2007, (together, the "Class III-B Underwriting Agreement"), among the Company, Wells Fargo Bank,, N.A. and UBS Securities LLC. A copy of the Class III-B Underwriting Agreement is attached as Exhibit 1.3.

            The Private Cr-B Certificates and Private III-B Certificates were sold to Banc of America Securities LLC and UBS Securities LLC, respectively, on March 28, 2007 in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Cr-B Certificates and Private III-B Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated March 28, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of March 28, 2007 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Wells Fargo Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------------                    -----------

      (1.1) Class A Underwriting Agreement, dated February 15, 2006 and terms agreement, dated February 7, 2007, among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc.

      (1.2) Class Cr-B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated March 9, 2007, among the Company, Wells Fargo Bank, N.A. and Banc of America Securities LLC.

      (1.3) Class III-B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated March 9, 2007, among the Company, Wells Fargo Bank, N.A. and UBS Securities LLC.

      (4.1) Pooling and Servicing Agreement, dated as of March 28, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of March 28, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of March 28, 2007, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES CORPORATION

March 28, 2007



                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------




                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Class A Underwriting Agreement, dated
                          February 15, 2006 and terms agreement,     E
                          dated February 7, 2007, among the
                          Company, Wells Fargo Bank, N.A. and
                          Lehman Brothers Inc.

      (1.2)               Class Cr-B Underwriting Agreement,
                          dated February 15, 2006 and terms          E
                          agreement, dated March 9, 2007, among
                          the Company, Wells Fargo Bank, N.A.
                          and Banc of America Securities LLC.

      (1.3)               Class III-B Underwriting Agreement,
                          dated February 15, 2006 and terms          E
                          agreement, dated March 9, 2007, among
                          the Company, Wells Fargo Bank, N.A.
                          and UBS Securities LLC.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of March 28, 2007, among Wells          E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement, dated as of March
                          28, 2007, between Wells Fargo Bank,        E
                          N.A., as servicer and Wells Fargo
                          Bank, N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated as of March 28, 2007, between        E
                          the Company and Wells Fargo Bank, N.A.